                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report:  September 17, 1998
                                       ------------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                    --------
                (State or other jurisdiction of incorporation)



                 1-6157                            36-1208070
                 ------                            ----------
        (Commission File Number)      (IRS Employer Identification Number)


     500 West Monroe Street, Chicago, Illinois               60661
     -----------------------------------------               -----
     (Address of principal executive offices)             (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.      Other Events
-------      ------------

On September 10, 1998 and September 15, 1998, Heller Financial, Inc. ("Registrant") issued press releases announcing the selection of two outside directors, Frank S. Ptak, Vice Chairman of Illinois Tool Works Inc. and Michael
A. Conway, President of Aon Advisors, Inc.


Item 7.      Financial Statements and Exhibits
-------      ---------------------------------

(c)  Exhibits

99(a)  Press release dated September 9, 1998 announcing the selection of Frank
       S. Ptak as Director of Heller Financial, Inc.

99(b) Press release dated September 15, 1998 announcing the selection of Michael A. Conway as Director of Heller Financial, Inc.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 17, 1998
       ------------------

                                       HELLER FINANCIAL, INC.

                                       By:  /s/ Lauralee E. Martin
                                            ----------------------
                                               Lauralee E. Martin
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit                                                                               Sequentially
Number                                                                                Numbered Pages
------                                                                                --------------
99(a)      Press Release dated September 9, 1998 announcing the appointment of              4
           Frank S. Ptak as Director of Heller Financial, Inc.

99(b)      Press Release dated September 15, 1998 announcing the appointment                5
           of Michael A. Conway as Director of Heller Financial, Inc.

          Frank S. Ptak to join Heller Financial's Board of Directors

     (Chicago, IL, September 9, 1998) --Heller Financial, Inc. (NYSE: HF) today announced that Frank S. Ptak will join its Board of Directors. Ptak is the Vice Chairman of Illinois Tool Works (ITW) Inc., a multinational Fortune 300 firm located in Glenview, Illinois. With the addition of Mr. Ptak, Heller's Board of Director's will include 11 members. Heller went public in May of this year in what was then the largest IPO of the preceding 18 months.

     "As a newly public company, we recognize the importance of outside contributors and the experience and perspective they bring to our board and our company," said Richard J. Almeida, Heller's Chairman and Chief Executive Officer. "Mr. Ptak's track record at companies with demonstrated growth characteristics, operational excellence and international scope will greatly benefit Heller as we move forward. We have great momentum and ambitious plans for the future and we are delighted to add an executive of his caliber to our board."

     Ptak, 55, joined ITW in 1975 where he served in a variety of senior management roles before becoming Vice Chairman in 1996. A developer and manufacturer of engineered components and industrial systems and consumables in 34 countries, ITW had revenues of more than $5.0 billion in 1997. Prior to his tenure at ITW, Ptak was with Sara Lee Corporation, Kemper Financial Services, Inc. and Arthur Young & Co.

     Ptak holds a B.S.C. in commerce from DePaul University and is a Certified Public Accountant. He is a member of the Economic Club of Chicago, The Executives' Club of Chicago, and The Chicago Club. He also serves as a Corporate Director of HON Industries, a manufacturer of office furniture, fireplaces and fireplace accessories.

     Mr. Ptak joins Mark Kessel as Heller's second outside director. Mr. Kessel, a partner of New York City-based Shearman & Sterling, has served as a Heller director since 1992. Heller is expected to add one additional outside director in the near future.

     Heller Financial, Inc. is a worldwide commercial finance company. Heller provides its middle-market and small business clients with equipment financing and leasing, factoring and working capital loans, collateral-based financing, cash flow financing, real estate financing, small business lending, and project financing investments. The Company also operates through joint venture and wholly-owned companies located in 19 countries in Europe, Asia, Australia and Latin America. These companies specialize in factoring, collateral-based financing, acquisition financing, leasing, vendor financing and trade finance.


                                      ###

        Michael A. Conway to Join Heller Financial's Board of Directors

     (Chicago, IL, September 15, 1998) -- Heller Financial, Inc. (NYSE: HF) today announced that Michael A. Conway will join its Board of Directors. Conway is President of Aon Advisors, Inc. and serves as Senior Investment Officer for Aon Corporation. With the addition of Mr. Conway, Heller's Board of Director's will include 12 members. Heller went public in May of this year in what was then the largest IPO of the preceding 18 months.

     "We are extremely pleased to be able to add an executive of Mr. Conway's caliber and reputation to our board," said Richard J. Almeida, Heller's Chairman and Chief Executive Officer. "His extensive track record in investing, risk management and operations will help us both strategically and operationally as we continue to successfully tackle the very ambitious agenda we have set for ourselves at Heller."

     Conway, 51, joined Aon in 1990. He currently heads Aon Advisors and is responsible for investing the approximately $7 billion of assets of Aon Corporation, its subsidiaries and affiliates. A world leader in insurance and consulting services with offices in more than 100 countries, Aon Corporation had revenues of $5.8 billion in 1997.

     Prior to joining Aon, Conway was President and CEO of Manhattan National Corporation and Executive Vice President of Union Central Life Insurance Company. Conway also held various positions with Combined Insurance Company of America. He holds a Bachelor of Arts degree from the University of Illinois and is a member of the Institute of Chartered Financial Analysts.

     Mr. Conway joins Frank S. Ptak, Illinois Tool Works, Chicago, and Mark Kessel, Shearman & Sterling, New York, as the third outside director on Heller Financial's board. Mr. Ptak was recently added to the board and Mr. Kessel has served as a board member since 1992.

     Heller Financial, Inc. is a worldwide commercial finance company with lending assets in excess of $12 billion. Heller provides its mid-sized and small business clients with equipment financing and leasing, factoring and working capital loans, collateral-based financing, cash flow financing, real estate financing, small business lending, and project financing investments. The Company also operates through joint venture and wholly-owned companies located in 19 countries in Europe, Asia, Australia and Latin America. These companies specialize in factoring, collateral-based financing, acquisition financing, leasing, vendor financing and trade finance.

                                     # # #